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D E L L S P E C I A L C O M M I T T E E I N V E S T O R P R E S E N T A T I O N

June 2013

Presentation to Dell’s investors

Special Committee

Legal counsel

Financial advisors

Management consultant

Proxy solicitor

Alex Mandl (Chairman), Former President, COO & CFO of AT&T Laura Conigliaro, Retired Partner of Goldman Sachs Janet Clark, EVP & CFO of Marathon Oil Ken Duberstein, Chairman & CEO of The Duberstein Group

Debevoise & Plimpton LLP

Morris, Nichols, Arsht & Tunnell LLP

J.P. Morgan

Evercore Partners

Boston Consulting Group

MacKenzie Partners

Agenda

Transaction process 3

Perspectives on Dell today 13

Overview of financial forecasts 21

Evaluation of strategic alternatives 29

Process led by experienced and independent Special Committee

Alex Mandl

Chairman of Special Committee

Former President, COO & CFO of AT&T

Other experience

Chairman of Gemalto

President & CEO of Gemplus

Former director of Pfizer, Visteon Corp., Hewett Associates, AT&T, General Instrument Corp. and Warner Lambert

Laura Conigliaro

Director

Retired Partner of Goldman Sachs

Other experience

Co-Director of Goldman Sachs Americas Equity Research

Covered computer systems sector as Technology Equity Research business leader

Director of Infoblox, Arista Networks and Genpact

Janet Clark

Director

EVP & CFO of Marathon Oil

Other experience

SVP & CFO of Nuevo Energy

EVP of Santa Fe Snyder

Investment banker at The First Boston Corporation

Director of four nonprofit organizations

Ken Duberstein

Director

Chairman & CEO of The Duberstein Group

Other experience

Former White House Chief of Staff (Reagan)

Lead Director, The

Boeing Company

Chairman, Governance Committee, The Travelers Companies

Former Presiding Director, ConocoPhillips

The Special Committee consists of independent directors with deep experience and functional expertise across the technology sector and M&A, advised by leading independent legal, financial and strategic advisors

Independent directors unanimously approved transaction

James Breyer1

Director

Partner, Accel Partners

Other experience

McKinsey & Company

Product marketing and management at Apple Computers and Hewlett-Packard

Lead Independent Director, Wal-Mart Stores

Donald Carty

Director

Chairman, Virgin America

Other experience

Chairman & CEO of AMR and American Airlines

CEO of CP Air

National Infrastructure Advisory Council

Current Director of Barrack Gold Corp., Hawaiian Holdings and Porter Air

William Gray III

Director

Chairman, Gray Global Strategies

Other experience

Co-Chairman GrayLoefferler, LLC

Chairman, The Amani Group

CEO, The College Fund / UNCF

Congressman, US House of Representatives, 1979-1991

Gerard Kleisterlee

Director

President & CEO, Royall Philips Electronics

Other experience

CEO, Philips’ Components Division

President, Philips Taiwan

MD, Philips Display Components

Member of Asia Business Council and Dutch Innovation Platform

Klaus Luft

Director

Founder, Artedona AG

Other experience

Owner & President, MATCH – Market Access Services

Vice Chairman & International Advisor, Goldman Sachs

CEO, Nixdorf Computer

Shantanu Narayen

Director

President & CEO, Adobe

Other experience

Key product research and development positions at Adobe

Co-founder, Pictra

Director of desktop and collaboration products at Silicon Graphics

Apple Computer

Ross Perot Jr.

Director

Chairman, Hillwood

Other experience

Founder, Perot Systems (acquired by Dell in 2009)

Chairman, Air Force Memorial Foundation

Chairman, Governor’s Task Force for Economic Growth

1 James Breyer will not be seeking re-election as a director

Going private delivers highest value for Dell’s shareholders

All cash offer at a significant, certain premium

Comprehensive range of alternatives evaluated

Shareholder friendly process and terms to ensure value was maximized

Shifts all business and transaction risks to buyer group

Avoids high risk of a levered recap and delivers superior value and certainty

$13.65 per share in cash provides significant, immediate and certain premium

37% premium over 90 calendar day trading average and 25% premium over 1-day price1

Negotiations resulted in 6 price increases and $4 billion of additional value

Rigorous process including robust go-shop

In total, 21 strategic and 52 financial buyers participated

Blackstone and Carl Icahn submitted preliminary proposals during go-shop process

– Blackstone terminated participation after rigorous diligence process

– Icahn did not follow through on his preliminary proposal

Icahn and Southeastern submitted a letter on May 9th outlining an alternative transaction

– Icahn and Southeastern have not provided requested details on financing terms, structure or remedies for failure to close

n All cash transaction at significant premium given high and growing risks

n Increasingly negative trends in core PC markets

n Enterprise segment depends on core PC business

Transformation faces execution and competitive challenges

Transaction transfers all risks and uncertainties of the business to the buyer group

1 Premiums based on unaffected price as of the last trading day (1/11/13) before rumors of a possible going-private transaction were first published

Process was rigorous, objective and competitive

Rigorous review of strategic alternatives

Established favorable rules of engagement

Highly competitive process including robust go-shop

The Special Committee has met over 40 times since inception

Considered broad range of strategic and financial alternatives

Retained BCG to assist the Special Committee to evaluate strategic options

Michael Dell agreed to work in good faith with any bidder

Special Committee’s consent required for Michael Dell’s agreement with any bidder

Michael Dell agreed to vote at least pro rata for any superior proposal

Transaction requires approval by holders of a majority of the unaffiliated shares1

Prior to signing, 3 leading financial sponsors conducted due diligence but 2 declined to submit firm offers, citing challenges in PC business Evercore retained as independent financial advisor to review process and run go-shop Aggressive go-shop, 70 parties participated and 2 indications of interest submitted (Blackstone and Icahn) Blackstone and Icahn provided access to management and diligence materials Icahn and Southeastern submitted a letter on May 9th outlining an alternative transaction

1 Unaffiliated shares represent shares not held by Michael Dell, management and related entities

$4 billion in additional value created…

Progression of Silver Lake bids (offer price per share) and key events

Represents Silver Lake bids

8/20/12

Special Committee formed

10/23/12

Initial bids (Sponsor B bids $12.00—$13.00)

$12.16

$11.22

Late Oct

BCG hired

12/11-12/23/12

Sponsor C enters process but declines to bid

$12.70

12/4/12

Sponsor B declines to bid

2/5/13

Go-shop begins

$12.90

$13.25

$13.60 $13.65 $13.50

2/5/13

Announces transaction at offer price of $13.65

3/22/13

Active go-shop ends; Icahn and Blackstone submit proposals

4/18/13

Blackstone drops out of process

5/13/13

Special Committee requests additional information from Icahn / Southeastern

5/9/13

Icahn / Southeastern submit letter outlining recap

Aug Sept Oct Nov Dec Jan Feb Mar Apr May June ’13

Dell share price:

10/22/12 (Pre-initial bids) $9.59

11/30/12 (Pre-GS report)1 $9.64

1/11/13 (Unaffected)2 $10.88

1 Represents day prior to Goldman Sachs Research report on possible Dell going-private transaction

2 Unaffected based on the last trading day before rumors of a possible going-private transaction were first published

… despite deteriorating financial outlook

Progression of FY14 Street consensus EPS estimates

8/21/12 (Q2 FY13 earnings)

11/15/12 (Q3 FY13 earnings)

2/19/13 (Q4 FY13 earnings)

Street consensus estimates

5/16/13 (Q1 FY14 earnings)

$2.02

$1.81

$1.79

$1.78

$1.67

$1.67

$1.66

2/5/13

Transaction announced

$1.59

$1.57

$1.54

% since Aug 2012: (50%)

$1.00 (Current estimate)

Aug Sept Oct Nov Dec Jan Feb Mar Apr May (Current) June ’13

50% decrease in FY14 estimates since August 2012

Source: ThomsonOne; Current estimates as of 6/3/13

Attractive premium to trading multiple

$13.65/share represents 5.4x Final FY14 Board Case EBITDA

63% premium to next twelve months (“NTM”) EBITDA multiple on 1/11/13, prior to deal rumors

77% premium to average NTM EBITDA multiple since June 2012

Significantly exceeds Dell’s multiples over the last year

Enterprise value / next twelve months EBITDA1

7.0x 6.0x 5.0x 4.0x 3.0x 2.0x

Jun-12 Jul-12 Aug-12 Oct-12 Nov-12 Jan-13

Offer multiple (Last quarter annualized (LQA)

1Q FY14): 6.7x2

Offer multiple (Final FY14 Board Case): 5.4x3

Dell (Consensus EBITDA): 3.3x4 Actual period average: 3.0x

Source: Company filings; FactSet for next twelve months (“NTM”) EBITDA

1 Based on Street consensus estimates

2 Based on last quarter annualized 1Q FY14 EBITDA of $2,892mm

3 Based on Final FY14 Board Case EBITDA of $3,577mm

4 Represents unaffected multiple based on the last trading day (1/11/13) before rumors of a possible going-private transaction were first published

Terms protect and maximize shareholder value

Robust go-shop

“Majority of the unaffiliated” provision

Michael Dell’s neutrality

Special Committee flexibility

No financing condition with specific performance

Active 45-day “go-shop” period, on very pro-bidder terms, to actively solicit, evaluate and enter into negotiations with parties offering alternative proposals Go-shop produced preliminary proposals from Blackstone and Icahn

Blackstone terminated participation on April 18th

Icahn did not follow through on his preliminary proposal

Icahn and Southeastern submitted a letter on May 9th outlining an alternative transaction and have not provided requested details on financing terms, structure or remedies for failure to close

Transaction requires approval by holders of a majority of the outstanding shares not held by Michael Dell, management and related entities

Agreement by Michael Dell to work in good faith with any competing bidder

Agreement by Michael Dell to vote at least pro rata for any superior proposal

Special Committee can change its recommendation in favor of the merger to respond to intervening events other than a superior proposal Special Committee can terminate agreement in favor of a superior proposal

Silver Lake and Michael Dell obligated to consummate the transaction

Agenda

Transaction process 3

Perspectives on Dell today 13

Overview of financial forecasts 21

Evaluation of strategic alternatives 29

Transition to “New Dell” depends on “Core Dell” performance

“Core Dell“1 (Transactional)

End User Declining demand Computing Positive cash flow

Global scale

Strong brand

Characteristics

Dell strategy

Continue cash generation

Global expansion

Mitigate volatility

Fund & Pull-through

“New Dell“2 (Solutions)

Enterprise Solutions and Services

Faster growth

Expanding margins

Higher recurring revenue

Outpace market growth

Invest organically & inorganically

Leverage footprint

Integrated offerings

¹ “Core Dell” includes mobility, desktop, peripherals and third party software

2 “New Dell” includes servers, enterprise-related peripherals, networking, storage, services and software

Snapshot of "New Dell"

Q1 FY14 Revenue


Services
YoY growth: 2%
38%
56%
5%
Software
YoY growth: NM
Enterprise Solutions Group (ESG)
YoY growth: 10%
Servers
Peripherals
Networking
Storage

Revenue = $5.5bn

Key observations

- **ESG operating margin remains low**
- **Heavy revenue contribution within ESG from servers**
  - 86% from servers, peripherals and networking
- **Significant potential for further margin erosion due to intensifying competition in x86 servers**
- **Emerging competitive threat from Cloud**
- **Large portion of Services operating income tied to "Core Dell" Support and Deployment**

Q1 FY14 Operating income[1,3]


ESG
margin: 4.4%
32%
Services
margin: 17.6%
88%
Software represents (20%) of operating income

Operating income = $421mm[2,3]

Segment operating income ($ in millions)[4]

	Q1 FY14	Q1 FY13	% Variance (YoY)
ESG	136	79	*71%*
% margin	*4.4%*	*2.8%*	
Services	370	338	*10%*
% margin	*17.6%*	*16.3%*	
Software	(85)[3]	(6)	*NM*
% margin	*NM*	*NM*	

Source: Company filings, Wall Street research

Note: Fiscal year ended January; Represents "New Dell" based on realigned global operating segments as of Q1 FY14; Segment revenue includes internal revenue; Segment operating income excludes unallocated corporate expenses, amortization of intangible assets, severance and facility actions and acquisition-related costs and other proposed merger and retention bonus expenses

[1] Sum of Services and ESG operating income contribution not equal to 100% due to negative Software operating income contribution of (20%); [2] Q1 FY14 operating income of $421mm includes Software's negative operating income of ($85mm); [3] Software Q1 FY14 operating income includes $30-$35mm of amortized deferred revenue write-offs; [4] Segment data from 8-K filed on 5/16/13

14

"New Dell" faces integration and competitive risks

Key observations

- Modest revenue contribution from acquisitions despite $13bn[1] spend
- Remains emerging player in software and services with ~1% share
- Weak position in key growth segments: Cloud, SaaS
- Risk of commoditization and profit erosion in x86 servers, partly driven by multiple threats from Cloud

Storage segment share



Others 16.4%
Dell 7.2%
EMC 33.4%
HP 8.8%
Hitachi Data Systems 9.6%
NetApp 11.3%
IBM 13.3%
(Gartner: 2012)

Networking segment share



Others 17.2%
Dell 1.9%
Cisco 62.3%
Huawei 2.0%
Brocade 2.1%
Juniper 2.6%
Alcatel-Lucent 2.9%
HP 9.1%
(IDC: 2012)

R&D / % of sales[2]



($ in millions)
$6,302
$5,488
$4,523
$3,399
$2,560
$904
$1,072
5%[3]
2%
3%
6%
12%
12%
14%
12%
Dell
HPQ
IBM
ORCL
EMC
NTAP
CSCO

Scale of R&D less than competitors

Server (x86) segment share



Others 16.4%
Oracle 3.0%
HP 34.3%
Fujitsu 3.6%
Cisco 4.5%
IBM 16.0%
Dell 22.2%
(IDC: 2012)

Source: Company filings, FactSet, Gartner, IDC
Note: "New Dell" consists of servers, storage, networking, services and software
[1] Acquisitions include AppAssure, Boomi, Clerity, Compellent, DFS Canada, EqualLogic, Exanet, Force10, InSite One, Kace, Make, Ocarina, Perot, Quest, RNA Networks, Scalent, SecureWorks, SonicWALL and Wyse
[2] Based on latest reported fiscal year
[3] Dell R&D for ESG is ~5% of ESG sales

15

PC market fundamentals are deteriorating rapidly

PC market outlook continues to deteriorate

Worldwide shipments (mm)

550 500 450 400 350 300 250

‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16

IDC estimates

Jun ‘12 Sep ‘12 Dec ‘12

Mar ‘13 Jun ‘13

2005-11A CAGR Historical: 9.7%

PCs

2012-16E CAGR

8.4% 7.4% 4.3% 1.7% (~1.5%)1

Other sources: 2012-16E CAGR Gartner: 0.5% Morgan Stanley2: (1.9%) Barclays: (4.4%)

38% decrease in IDC ‘16E shipment forecasts

PC competition intensifying

Asian vendors becoming increasingly aggressive, competing with operating margins in low single digits and gaining share

Dell’s share declined to 11.1% in FY13 from 15.0% in FY08

Emerging threats from new competitors and alternative mobile devices

PC shipments declined 13% YoY in Q1 2013, the largest drop in ~20 years3

Source: IDC, Gartner, Morgan Stanley, Barclays

1 Based on preliminary IDC estimates

2 Represents 2012-15E CAGR

3 Based on IDC data

PC profit pools shifting to segments where Dell is weak

Tablets expected to continue to cannibalize PC profit pools[1]

		FY12		FY17
Dell strength	PCs:	$38bn	~(7%) CAGR	$26bn
Dell weakness	Tablets:	$8bn	~30% CAGR	$30bn

PC profit pools shifting to lower margin value segment[1]

		FY12		FY17
Dell strength	Std / Prem:	$34bn	~(9%) CAGR	$21bn
Dell weakness	Value:	$4bn	~4% CAGR	$5bn
		Total profit pool = $38bn		**Total profit pool = $26bn**

Dell's build-to-order model less suited for value segments

Source: BCG
Note: Represents Dell's fiscal years
[1] Profit pool represents weighted average gross profit for each segment multiplied by the total units sold in each segment (Premium: $800+; Standard: $500-$799; Value: <$500)

17

“Core Dell” and “New Dell” closely linked

“Core Dell” is critical to the transformation of “New Dell”

Revenue absorbs significant overhead ($38bn1 in “Core Dell” revenue)

Provides procurement scale

“Core Dell” drives “New Dell” as a majority of Support and Deployment services, a highly profitable cash flow stream, relies on the sale of PCs

Cash flow has fueled “New Dell” acquisitions

“New Dell” business faces risks

Product integration into solutions is in very early stages

Sales force integration is limited to date

– Largest customers are either “Core Dell” or “New Dell” customers with limited cross-selling

Cloud represents a substantial threat

The speed of transformation is critical

“Core Dell,” including attached Support and Deployment services, represents a substantial majority of operating income, which is projected by BCG to decline between 8-15% per year

“New Dell” operating income is projected by BCG to grow 5-8% per year

Dell’s rate of transformation is being outpaced by the rapid market shift to Cloud

Source: BCG

¹ Includes desktop, mobility and software and peripherals revenue in FY13

Trading multiples pressured by dependence on PC revenue

Revenue mix trend


"New Dell"
"Core Dell"
19 acquisitions totaling $13bn[1]
77%
23%
66%
34%

	FY08	FY13
Total revenue	$61bn	$57bn
NTM[2] EV / EBITDA	6.4x	3.3x[3]
NTM[2] P / E	12.9x	6.6x[3]

Dell has suffered severe multiple contraction during the continuing transition

Source: Company filings; FactSet

Note: Fiscal year ended January; "New Dell" includes servers, peripherals, networking, storage, services and software; "Core Dell" includes mobility, desktop, accessories and third party software

[1] Acquisitions include AppAssure, Boomi, Clerity, Compellent, DFS Canada, EqualLogic, Exanet, Force10, InSiteOne, Kace, Make, Ocarina, Perot, Quest, RNA Networks, Scalent, SecureWorks, SonicWALL and Wyse

[2] NTM represents next twelve months

[3] FY13 NTM metrics based on Dell's unaffected price and enterprise value as of 1/11/13 and Street consensus estimates as of 2/1/13, prior to the announcement of the transaction

19

Agenda

Transaction process 3

Perspectives on Dell today 13

Evolution of financial forecasts 21

Evaluation of strategic alternatives 29

Continued deterioration of Dell’s financial performance

Key metrics ($ billions, except per share data)

Revenue

$62.1

(8%)

$56.9

Final FY14 Board Case LQA 1Q FY14

$56.5

$56.3

FY12 FY13

Operating income1

$5.1

(28%)

$3.7

Final FY14 Board Case LQA 1Q FY14

$3.0

$2.4

FY12 FY13

% mgn: 8.2% 6.4%

EPS1

Final FY14 Board Case2 LQA 1Q FY14

$2.10

(25%)

$1.58

$1.25

$0.84

FY12 FY13

Free cash flow

$5.2

(43%)

$3.0

FY12 FY13

% mgn: 8.4% 5.2%

Source: Company filings

¹ Excludes one-time $250mm gain in Q4 FY13 and $70mm gain in Q2 FY12 and Q2 FY13 from vendor settlements

2 Based on $0.2bn net interest expense, 21% tax rate and 1,740mm weighted average shares outstanding

Forecasting has been poor in a challenging environment

Quarterly revenue and EPS performance

FY12

Q1 (Apr)

Q2 (Jul)

Q3 (Oct)

Q4 (Jan)

Revenue

EPS EPS

Results vs.

Board plan

Results vs.

Board plan

FY13

FY14

Q1 (Apr)

Q2 (Jul)

Q3 (Oct)

Q4 (Jan)

(Apr)

Revenue: Dell has missed 7 out of the last 9 quarters vs. Board plan

EPS: Dell has missed 4 of the last 5 quarters vs. Board plan

Source: Company filings; Dell management plan

1 Excludes one-time $250mm gain in Q4 FY13 and $70mm gain in Q2 FY12 and Q2 FY13 from vendor settlements

Internal forecasts have been steadily revised downwards

3 weeks after approving plan, Dell significantly missed Q2 and revised EPS guidance down 25%

FY13

FY14

Scenario

July Plan

9/21 Case

Preliminary FY14 Board Case (1/18/13)

Final FY14 Board Case (3/13/13)

FY13

Revenue ($bn)

$63.0

Op. Inc. ($bn)

$5.2

EPS

$2.27

57.5

(9%)

4.0

(23%)

1.70

(25%)

FY13 Actual¹

56.9

(1%)

3.7

(9% )

1.58

(7%)

FY14

Revenue ($bn)

$66.0

Op. Inc. ($bn)

$5.6

EPS

$2.50

Time frame

59.9

(9%)

4.2

(25%)

1.84

(26%)

~2 mo.

56.0

(7%)

3.7

(12%)

1.59

(14%)

~4 mo.

56.5

1%

3.0

(19%)

1.25²

(21%)

~2 mo.

Cumulative change since July 2012: (10%) (30%) (31%) (14%) (46%) (50%) ~8 mo.

Source: Company filings; Dell management for plan

¹ Excludes one-time $250mm gain in Q4 FY13 and $70mm gain in Q2 FY13 from vendor settlements

² Based on $0.2bn net interest expense, 21% tax rate and 1,740mm weighted average shares outstanding

BCG retained to evaluate business and options

BCG retained to evaluate business and options

During the fall of 2012, the Special Committee sought input from BCG to independently assess risks and opportunities

??Full access to Dell senior management team and Company information

Scope of BCG work included:

??Future of the PC business

??Prospects for Dell’s transformation

??Strategy of each business segment

??Financial cases to model various sensitivities around management’s aspirational cost savings target of $3.3bn1

– Two cost savings realization cases evaluated that translated to 25% and 75% of the aspirational $3.3bn

– Categories of costs have been identified for 25% case but not 75% case

– Savings assumed phased in over 3 years

Source: BCG

1 Based on Dell management’s estimated cost savings by FY16 for its fully implemented productivity cost takeout

BCG validated business performance challenges

Market shift to value segments / tablets, where Dell has limited presence Slow enterprise transformation with acquisitions performing below expectations BCG created a “base case” forecast for Dell, grounded in external market dynamics

Combined market revenue of PCs and tablets growing at 4% per year Tablets growing rapidly and market shifting from premium to value PCs Other Dell business segments growing organically in line with the market Lower revenue and operating income relative to management forecast

BCG identified opportunities for 25% Case

Organizational de-layering

Simplification and labor and transport savings from building-to-stock

Market performance tracking BCG’s expectations, but no net cost reduction opportunities have been realized

Source: BCG

Dell significantly underperforming BCG forecasts

Operating income ($ in billions)

BCG Base Case

BCG 25% Case

BCG 75% Case

Street consensus

Final FY14 Board Case

LQA 1Q FY141

$6.0

$5.0

$4.0

$3.0

$2.0

FY13 FY14 FY15 FY16 FY17

$3.9 $3.9 $3.9 $3.9

$3.6 $3.4 $3.4

$3.0

$2.5

$2.4

$4.5

$3.7 $3.3 $2.9

$5.7 $4.0 $3.2

$5.5 $3.8 $3.0

FY13 – FY17E CAGR

BCG 75% Case: 9.3%

BCG 25% Case: (0.2%)

BCG Base Case: (6.2%)

Source: Dell management, BCG forecasts, Wall Street estimates as of 6/3/13

1 1Q FY14 operating income of $590mm annualized

Margin pressure trend continues in Q1 FY14

Non-GAAP Q1 FY14 results ($ in billions, except per share data)

Q1 FY14

Revenue $14.1

% growth (YoY) (2.4%)

Gross profit 2.9

% margin 20.6%

Operating income 0.6

% margin 4.2%

Diluted EPS $0.21

Free cash flow1 ($0.3)

% Variance

Consensus (to cons.)

$13.5 4.3% (6.4%)

3.0 (2.8%) 22.1%

0.8 (28.2%) 6.1%

$0.35 (39.1%)

%

Variance

Q1 FY13 (YoY)

$14.4 (2.4%) (4.0%)

3.2 (8.5%) 22.0%

1.0 (41.6%) 7.0%

$0.43 (50.9%)

($0.4) NM

Key observations

Revenue above Street consensus

ESG revenue up 10% YoY

BRIC and China revenue down 17% and 24% YoY, respectively

Gross margin percentage at lowest point since Q3 FY11

Trailing 12 months free cash flow down 35% YoY

Source: Dell management, FactSet Note: Dell fiscal year ended January

1 Free cash flow defined as cash flow from operations less capital expenditures less change in financing receivables

Agenda

Transaction process 3

Perspectives on Dell today 13

Evolution of financial forecasts 21

Evaluation of strategic alternatives 29

Full range of strategic alternatives considered

Enhanced capital distribution

Levered recap (special dividend or buyback)

Regular dividend increase

Separation

EUC

DFS

Benefits

Delivers upfront cash to shareholders

Provides opportunity to share upside

Utilize cash flow to increase dividend

Dividend payers rewarded by market

Remove revenue and margin volatility Improve financial stability Eliminate long-term secular pressure from PC industry

Potentially unlocks leverage capacity for remaining businesses

Ability to focus on core business vs. financing

Challenges

Significantly elevates risk given business outlook

Weak public equity story and limited strategic flexibility

Constrained recurring domestic cash flow

Diminishing marginal returns with yield increases

Significant dis-synergies, especially with support and deployment, and disruption to remaining segments

Limited cash flow to finance “New Dell” growth Significant time required and high complexity

Potential competitive disadvantage to domestic OEM’s

Significant time required and high complexity

Full range of strategic alternatives considered (cont’d)

Transformative acquisitions

Sale to strategic

Benefits

Grow Enterprise, Software, and Services businesses in targeted areas

Opportunity to improve growth and margin profile

Immediate value creation

De-risks standalone plan

Challenges

Limited number of targets of scale at reasonable valuations

High interloper risk for key assets

- Transaction size likely a deterrent

- Views validated by fact that no strategic buyer put forth a proposal

We thoroughly evaluated all strategic alternatives and determined the $13.65 transaction is the most attractive alternative

Summary of Icahn / Southeastern May 9th letter

Overview of May 9th letter

Shareholders can elect to receive either:

$12.00 cash dividend per share

$12.00 in additional shares valued at $1.65

Icahn and Southeastern to elect stock consideration (disclosed ~13% ownership)

Illustrative analysis assumes 20% of shareholders elect to receive additional shares (no commitment for remaining ~7%)

Total net funding of $17.3bn:

$8.8bn Dell cash1

$3.3bn net financing receivables proceeds (uncommitted)

$5.2bn bridge loan (uncommitted)

12 directors subsequently nominated for next annual meeting2

Key Special Committee requests made on May 13th for clarification of letter

Draft of definitive agreement

Proposed financing details, including draft commitment letters

Counterparty and commitment letter for proposed receivables sale

Arrangements to provide necessary working capital and liquidity post closing

Commitment letters for parties electing to receive share distributions in lieu of cash

Tax implications of stock dividend to shareholders

Management team and operating plan

Icahn / Southeastern shareholder agreement

¹ $9.2bn of cash sources net of $0.4bn of transaction fees (Source: Information provided by Icahn)

2 Icahn’s nominations include Jonathan Christodoro, Harry Debes, Carl Icahn, Gary Meyers, Daniel Ninivaggi and Rajendra Singh; Southeastern’s nominations include Matthew Jones, Bernard Lanigan, Jr., Rahul Merchant, Peter van Oppen, Howard Silver and David Willmott

Leveraged recap considerations

Leveraged recap considerations

Elevated risks due to leverage

Elevates Dell’s risk profile

FY14E operating income has declined 46% since the July Plan Potential adverse employee, vendor and customer perception

Significantly weaker financial profile than key enterprise peers Weak financial position to complete transformation

Dell will remain largely a PC company (~2/3 of revenues)

Poor public-market equity story

Highly levered

Deteriorating cash flow metrics Few precedents Reduced float Value uncertainty

Dramatically elevated risk profile and uncertainty for existing Dell shareholders

Liquidity deficiencies in Icahn/Southeastern letter

$17.3

$1.4

$0.5

$1.7

$0.3

$13.4

Cash available for dividend per letter

Assumes funding from uncommitted bridge loan ($5.2bn), Dell cash and sale of receivables

$12.00 dividend if 20% of shares elect stock

Near-term debt maturities

Liquidity to fund Dell debt maturities through April 2014

Shortfalls in estimated cash available

1H cash generation expectations given weak Q1 and outlook1

Adjustments for minimum cash needs

Variance to minimum cash needs and additional liquidity equal to Silver Lake undrawn revolver at closing2

Incremental termination fees

Icahn / Southeastern are not an “Excluded Party”; termination fee should be $450mm vs. $180mm assumed

Adjusted cash available for dividend

$3.9bn potential funding shortfall

$9.35 dividend if 20% of shares elect stock

~$8.50 dividend if only Icahn / Southeastern elect stock

Significant liquidity gap to fully fund the proposed dividend

Note: All values $ billions, Assumes transaction date of 7/31/13; assumes management cash ($13.3bn) and debt ($6.8bn) estimates as of 7/31/13 and diluted shares outstanding of 1,788

1 Icahn/Southeastern letter assumes 1H FY14 cash flows and debt pay down of ~$0.9bn and ~$2.4bn versus company expectation of ~$0.3bn and ~$2.2bn, respectively

2 Assumes $6.4bn of minimum cash

Multiple expansion required is unrealistic

Illustrative aggregate package value

		Icahn/ Southeastern letter	Icahn/ Southeastern adjusted for incremental liquidity needs
Shares electing cash dividend (%)		80%	87%
Value per share of Silver Lake/Michael Dell merger		$13.65	$13.65
Value of cash dividend per share	-	$12.00	~ $8.50
Breakeven stub equity value per share		$1.65	$5.15
Stub equity as % of assumed package value		*12%*	*38%*
Pre-transaction shares outstanding (bn)		1.8	1.8
Add: New shares issued (bn)	+	2.6	0.4
Pro forma shares outstanding (bn)	x	4.4	2.2
Pro forma equity value to breakeven ($ bn)		$7.2	$11.1
Add: Pro forma net debt ($ bn)	+	$6.0	$2.7
Pro forma enterprise value to breakeven ($ bn)		$13.2	$13.8
Break even EV / EBITDA trading multiple			
Final FY14 Board case[1]		4.1x	4.2x
LQA Q1 FY14[2]		5.1x	5.4x
Memo: Consensus Dell unaffected[3]		*3.3x*	*3.3x*

- Highly uncertain stub value
- Negative earnings / business trajectory makes multiple expansion less likely
- After adjusting the dividend down for liquidity constraints, nearly 40% of the package value would have to come from stub equity

Given high leverage, EBITDA multiple would be the primary valuation method

Significant multiple expansion will be required to achieve $13.65 value parity in the face of deteriorating financial performance and high leverage

Note: The aggregate number of new shares is a function of the number of shares electing stock (20% or 13% of total), the target dividend ($12.00 or ~$8.50) and the assumed value of the stock ($1.65 and $5.15)

[1] Final FY14 Board Case EBITDA of $3,254mm, pro forma for loss of DFS income of $323mm

[2] LQA Q1 FY14 EBITDA of $2,569mm, pro forma for loss of DFS income of $323mm

[3] Unaffected multiples shown at stock price of $10.88 as of 1/11/13, unaffected before transaction rumors

34

Clear Channel highlights risks of levered stub equity

Highfields, holder of a 5% stake in Clear Channel, opposed initial offers of $37.60/share and $39.00/share from Bain Capital and Thomas H. Lee Partners, which had no equity stub component In response to dissident shareholders, Clear Channel offered a public equity stub as part of the transaction (~5%) Transaction completed at $36.00 (PF leverage of ~9x) and stock has declined ~71% since then

Stock price performance of outstanding stub ($)

$45

$30

$15

$0

1/1/07 4/14/08 7/27/09 11/8/10 2/20/12 6/3/13

1/29/07: Clear Channel discloses the proposed acquisition by Bain Capital and T.H. Lee Partners for $37.60

Clear Channel Communications / CC Media Holdings

S&P 500

7/30/08: The acquisition of Clear Channel closes ($35.98)

Offer price: $36.00

(71%)

Similarities to Dell transaction

Founder / sponsor deal

Declining growth and negative industry trends

Leverage levels significantly above peers following transaction

Small float and lower liquidity for the stub

Source: Company filings, FactSet, SharkRepellent; Note: CC Media Holdings share price adjusted to Clear Channel basis

Dramatic underperformance for voted down transactions

Target stock price performance for voted down transactions (2005—2012)

Target

TGC Industries

Dynegy

VaxGen

Cablevision Systems Randolph Bank & Trust Lear Eddie Bauer Holdings Cornell Companies Corning Natural Gas

Acquirer

Dawson Geophysical Blackstone OXiGENE

Charles and James Dolan Bank of the Carolinas American Real Estate Partners Sun Capital and Golden Gate Capital Veritas Capital C&T Enterprises

Declining shareholders

TGC Industries

Dynegy

VaxGen

Cablevision Systems Randolph Bank & Trust Lear Eddie Bauer Holdings Cornell Companies Corning Natural Gas

Announce Voted date down date 03/21/11 10/28/11

08/13/10 11/23/10 10/15/09 02/12/10 05/02/07 10/24/07 04/12/07 11/14/07 02/05/07 07/16/07 11/13/06 02/09/07 10/09/06 01/23/07 05/11/06 10/17/06

Mean

Median

LBO

Price performance following date voted down vs. unaffected

1-year 10.7%

(13.7%) (42.9%) (54.7%) (13.3%) (60.3%) (27.2%) 21.5% 22.9%

(17.4%)

(13.7%)

2-year NA

(90.0%) (58.6%) (28.1%) (61.3%) (99.0%) (92.1%) (21.8%) 18.0%

(54.1%)

(59.9%)

ISS rec.

For For NA Against For Against For Against For

Average 1-year and 2-year declines of 17% and 54%, respectively

Source: FactSet, ISS

Note: Includes transactions 2005 – 2012, U.S. target only

Conclusion: transaction delivers highest value for shareholders

All cash offer at a significant, certain premium

Comprehensive range of alternatives evaluated

Shareholder friendly process and terms to ensure value was maximized Highest price available following exhaustive process Shifts all business and transaction risks to buyer group Avoids high risk of a levered recap and delivers superior value and certainty

Forward-looking statements

Any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in these materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10 K for the fiscal year ended February 1, 2013, which was filed with the SEC on March 12, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms

10 Q and 8 K filed with the SEC by the Company.

Additional information and where to find It

In connection with the proposed merger transaction, the Company filed with the SEC a definitive proxy statement and other relevant documents, including a form of proxy card, on May 31, 2013. The definitive proxy statement and a form of proxy have been mailed to the Company’s stockholders. Stockholders are urged to read the proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc. One Dell Way, Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com.

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended February 1, 2013 (as amended with the filing of a Form 10-K/A on June 3, 2013 containing Part III information) and in its definitive proxy statement filed with the SEC on Schedule 14A on May 24, 2012.